As filed with the Securities and Exchange Commission on October 20, 2000.
                                                      Registration No. 333-43462
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                        CENTRAL VIRGINIA BANKSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Virginia                                            54-1467806
   (State or Other Jurisdiction                               (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                 2036 New Dorset Road, Powhatan, Virginia 23139
               (Address of Principal Executive Offices) (Zip Code)

                               ------------------

                        CENTRAL VIRGINIA BANKSHARES, INC.
                               1998 INCENTIVE PLAN
                            (Full Title of the Plan)



                               R. Brian Ball, Esq.
                     Williams, Mullen, Clark & Dobbins, P.C.
                        1021 East Cary Street, 16th floor
                            Richmond, Virginia 23219
                                 (804) 643-1991
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent for Service)



================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 8.      Exhibits

         The following exhibits are filed on behalf of the Registrant as part of this Registration Statement:

         4.1      Articles  of  Incorporation,   including   amendments  thereto
                  (incorporated   herein  by  reference  to  Exhibit  2  to  the
                  Registrant's Form 8-A filed with the SEC on May 2, 1994).

         4.2 Bylaws (incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

         4.3 Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 1 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

         4.4      Central Virginia Bankshares, Inc. 1998 Incentive Plan.*


         5        Opinion of Williams, Mullen, Clark & Dobbins.**


         23.1     Consent of  Williams,  Mullen,  Clark & Dobbins  (included  in
                  Exhibit 5).**


         23.2     Consent of Mitchell, Wiggins & Company LLP.***


         24       Powers of Attorney (included on Signature Page).**

         ______________

         *      Filed herewith and replaces exhibit previously filed.
         **     Previously filed.
         ***    Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Powhatan, Commonwealth of Virginia, on this 11th day of October, 2000.

                                       CENTRAL VIRGINIA BANKSHARES, INC.


                                       By: /s/ Ralph Larry Lyons
                                           -------------------------------------
                                           Ralph Larry Lyons
                                           President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature                                       Title                               Date
                  ---------                                       -----                               ----

            /s/ Ralph Larry Lyons                President, Chief Executive Officer and         October 11, 2000
-------------------------------------------                     Director
              Ralph Larry Lyons                       (Principal Executive Officer)


         /s/ Charles F. Catlett, III                    Senior Vice President and               October 11, 2000
-------------------------------------------              Chief Financial Officer
           Charles F. Catlett, III                    (Principal Financial Officer)


         /s/ Thomas R. Thornton, Jr.                     Thomas R. Thornton, Jr.                October 11, 2000
-------------------------------------------             Assistant Vice President
           Thomas R. Thornton, Jr.                   (Principal Accounting Officer)


                     *                             Chairman of the Board of Directors           October 11, 2000
-------------------------------------------
              John B. Larus


                     *                                          Director                        October 11, 2000
-------------------------------------------
            Fleming V. Austin


                     *                                          Director                        October 11, 2000
-------------------------------------------
           Charles W. Binford


                     *                                          Director                        October 11, 2000
-------------------------------------------
         Garland L. Blanton, Jr.



                  Signature                                       Title                               Date
                  ---------                                       -----                               ----


                     *                                          Director                        October 11, 2000
-------------------------------------------
           Charles B. Goodman


                     *                                          Director                        October 11, 2000
-------------------------------------------
              Elwood C. May


                                                                Director                        October __, 2000
-------------------------------------------
             James T. Napier

         * Thomas R. Thornton, Jr., by signing his name hereto, signs this document on behalf of each of the persons indicated by an asterisk above pursuant to powers of attorney duly executed by such persons and previously filed with the Securities and Exchange Commission as part of the registration statement.



Date:  October 11, 2000                      /s/ Thomas R. Thornton, Jr.
                                             -----------------------------------
                                             Thomas R. Thornton, Jr.
                                             Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit No.         Document
-----------         --------

   4.1 Articles of Incorporation, including amendments thereto (incorporated herein by reference to Exhibit 2 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

   4.2 Bylaws (incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

   4.3 Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 1 to the Registrant's Form 8-A filed with the SEC on May 2, 1994).

   4.4              Central Virginia Bankshares, Inc. 1998 Incentive Plan.*


   5                Opinion of Williams, Mullen, Clark & Dobbins.**


   23.1             Consent of Williams,  Mullen,  Clark & Dobbins  (included in
                    Exhibit 5).**


   23.2             Consent of Mitchell, Wiggins & Company LLP.***


   24               Powers of Attorney (included on Signature Page).**

--------------

*      Filed herewith and replaces exhibit previously filed.
**     Previously filed.
***    Filed herewith.